UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — January 26, 2011 (January 20, 2011)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MDC Partners Inc. (the “Company”) approved new Extraordinary Equity Value Appreciation Restricted Stock Award arrangements (“EVARs”) under the Company’s 2005 Stock Incentive Plan (as amended, the “Plan”), in which senior management of the Company, including its named executive officers, will participate.  The EVARs are designed to closely align the interests of the Company’s management with its shareholders, and to reward members of the management team for extraordinary shareholder value creation based on objective financial performance measures.  The EVARs are consistent with the Company’s pay-for-performance approach to its executive compensation policies.

Each EVAR consists of the right to receive potential grants of restricted stock or restricted stock units (“RSUs”) under the Plan, but only if specified stock price targets are achieved during the 3-year measuring period and subject to continued employment.  Shares of restricted stock or RSUs granted in connection with the EVARs will be eligible to vest or be settled, as the case may be, on December 31, 2013.  The maximum number of shares of restricted stock or RSUs eligible to be granted under the EVAR program to each named executive officer, and certain other executive officers, is as follows:

Participant	Shares of Restricted Stock or RSUs Eligible for Grant
Miles S. Nadal	1,000,000
Robert Dickson	50,000
David B. Doft	50,000
Mitchell S. Gendel	50,000
Stephen Pustil	50,000
Michael Sabatino	50,000
Gavin Swartzman	50,000

The first 10% of each EVAR will be granted in January 2011.  Grants of restricted stock or RSUs with respect to the remaining 90% of each EVAR are conditioned on the Company achieving stock price appreciation targets prior to December 31, 2013 as follows:

15-Day Weighted Average Trading Price on NASDAQ	Restricted Stock or RSUs Granted under EVAR
$20.00	30%
$22.75	30%
$26.25	30%

Subject to continued employment, all EVARs will accelerate in full into grants of vested stock or fully-vested RSUs in the event the Company undergoes a “change of control” (as defined in the EVAR Grant Agreement) prior to December 31, 2013 at a stock price equal to or greater than $22.75 per share.

The foregoing description is qualified in its entirety by reference to the Plan (previously filed by the Company as Exhibit 10.1 to the Company’s Form 8-K filed on June 5, 2009) and the form of EVAR Grant Agreement and EVAR Letter Agreement, each of which are attached as Exhibits to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of EVAR Grant Agreement.

10.2	Form of EVAR Letter Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: January 26, 2011	MDC Partners Inc.

	By:	/s/ David C. Ross
David C. Ross Associate General Counsel & Assistant Secretary